UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act of 1934

                               September 14, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


       Delaware                           0-26954               22-3350958
(State or other jurisdiction of     (Commission File          (IRS Employer
incorporation or organization)           Number)           Identification No.)



380 Allwood Road, Clifton, New Jersey                              07012
(Address of principal executive offices)                        (Zip Code)



(Registrant's telephone number, including area code)          (973) 471-1005

                                 NOT APPLICABLE
       (Former name or former address,  if changed since last report.)

ITEM 5.         Other Events

                On September 14, 1998, Consolidated Delivery & Logistics, Inc. acquired substantially all assets of Eveready Express Corp. Attached hereto is the press release describing the transaction.



ITEM 7.         Exhibits

                c.   Exhibits

                99.1 Press Release issued September 17, 1998 regarding
                     acquisition of Eveready Express Corp.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   September 28, 1998           CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                    (Registrant)



                                      By:  /s/ Albert W. Van Ness, Jr.
                                           ___________________________
                                               Albert W. Van Ness, Jr.
                                        Chairman of the Board, Chief Executive
                                        Officer and Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE,
CONTACT:
                                                          Bob Schu
Mark Carlesimo, General Counsel                           Bernadette McLaughlin
Consolidated Delivery & Logistics, Inc.                   Towey & Associates
(973) 471-1005                                            (212) 888-7600
FAX (973) 471-5519                                        FAX (212) 888-7686


  CONSOLIDATED DELIVERY & LOGISTICS INC. ACQUIRES THIRD COMPANY IN LAST NINETY
                                      DAYS


Clifton, NJ (September 17, 1998) - Consolidated Delivery & Logistics, Inc. (NASDAQ:CDLI) today announced that it has acquired Eveready Express Corporation, a same day courier company providing rush, scheduled and dedicated in-house courier services in the New York City market place.

Albert W. Van Ness, Jr. Chairman of CD&L said, "This acquisition will add approximately $2.4 million in annual revenue and will further expand our already strong market position in the New York metro market. As importantly, we will also realize immediate administrative and back office cost savings by merging this business into our existing Northeast Region infrastructure. This is yet another example of the strategic and disciplined expansion program that we identified as a primary objective for 1998. This transaction, coupled with the two previously announced acquisitions made in the last ninety days, adds approximately $14.5 million of annualized revenue to CD&L's core business".

This press release contains certain forward-looking statements regarding future events or the future financial performance of the Company. These forward-looking statements include comments on the Company's future business development, revenue growth and acquisitions. These forward-looking statements involve certain risks and uncertainties that may cause the actual events or results to differ materially from those indicated by such forward-looking statements. Potential risks and uncertainties include without limitation the risk that the Company will lack satisfactory merger or acquisition candidates and/or have an inability to conclude acquisitions or mergers on satisfactory terms, will be unable to obtain acquisition financing on satisfactory terms, or achieve cost savings or additional profits contemplated by the Company's business management strategy, or be able to profitably integrate KBD and Metro into the CD&L service system or other risks specified in the Company's SEC filings.

Consolidated Delivery & Logistics, Inc. headquartered in Clifton, New Jersey is a full service, same day ground and air delivery and logistics company with 60 offices in 23 states and the District of Columbia. The Company has nearly 3,000 employees and utilizes over 1,000 independent contractors in providing time sensitive delivery services to thousands of businesses.